EXHIBIT 10.3


                              TERMINATION AGREEMENT

        THIS TERMINATION AGREEMENT (this "Agreement") dated as of May 19, 2008, is entered into by and among FIRST BANKS, INC., a Missouri corporation ("Borrower"), the financial institutions that have executed this Agreement as lenders (each individually a "Lender" and collectively the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent.

        WHEREAS, pursuant to that certain Secured Credit Agreement dated as of August 8, 2007, as amended by that certain First Amendment to Secured Credit Agreement and Second Amendment to Secured Credit Agreement, each dated as of February 12, 2008 (the foregoing, collectively, the "Credit Agreement"), each made by and among Borrower, Agent, and the Lenders, Lenders, severally, made available (a) a revolving credit facility in the amount of One Hundred Twenty-Five Million Dollars ($125,000,000) including (i) a revolving letter of credit sub-facility in the amount of Five Million Dollars ($5,000,000), and (ii) a swingline loan sub-facility (from Swingline Lender only (as defined in the Credit Agreement)) in the amount of Ten Million Dollars ($10,000,000), with certain term loan conversion privileges; and (b) the right to increase the credit facilities described at (a) above by an amount up to Twenty-Five Million Dollars ($25,000,000); and

        WHEREAS, as of the date hereof, (a) the aggregate outstanding principal balance of the Revolving Loans is Zero Dollars ($0), (b) the aggregate outstanding principal balance of all Term Loans is Zero Dollars ($0), and (c) the aggregate amount of outstanding Letters of Credit (including matured but unsatisfied Obligations of Reimbursement) is One Million Two Hundred Thousand Dollars ($1,200,000) (which for purposes hereunder shall constitute the Maximum Reimbursement Obligation pursuant to Section 2.3.3 of the Credit Agreement); and

        WHEREAS, Borrower desires, and the Lenders have agreed, notwithstanding the terms and provisions of the Credit Agreement, to allow Borrower to terminate the Credit Agreement, all subject to the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

        1.     Affirmation of Recitals; Definitions.  The  recitals are true and
               ------------------------------------
correct and incorporated herein by this reference. Capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

        2.     Termination.
               -----------
               (a) Effective upon the date all of the conditions provided for in Section 5 hereof shall have either been satisfied or expressly waived in writing by Agent (the "Effective Date"), the Credit Agreement, together with any obligation of any Lender to make any Advances or issue additional Letters of Credit, and all obligations of Borrower and Guarantors thereunder and under all Loan Documents, shall be terminated in their entirety (the "Termination"); provided, however, and notwithstanding the foregoing, Sections 12.3, 12.5, 12.7, 13.4, and 13.5 of the Credit Agreement shall survive the Termination.

               (b)    The  parties  acknowledge  that,   as   of   May 19, 2008,
        Borrower's outstanding Obligations under the Credit Agreement (including, but not limited to, principal and all accrued and unpaid interest, as well as any fees accrued pursuant to Section 5.2 of the Credit Agreement (the "L/C Fees") but excluding the Maximum Reimbursement Obligation)), total One Thousand Three Hundred Ninety-Six and 08/100 Dollars ($1,396.08) (the "Outstanding Balance").

               (c) (i) Until this Agreement is executed, on and after May 19, 2008, the commitment fee payable pursuant to Section 5.1 shall accrue at the rate of Three Hundred Nineteen and 86/100 Dollars ($319.86), and such sums shall by this reference be added to the Outstanding Balance; and (ii) until all outstanding Letters of Credit are returned to Agent, on and after May 19, 2008, the L/C Fees payable pursuant to
        Section 5.2 of the Credit Agreement shall accrue at the rate of Twenty-Nine and 16/100 Dollars ($29.16) per day, and such sums shall by this reference be added to the Outstanding Balance.

        3.     Special Account.
               ---------------

               (a) On or before the Effective Date, Borrower shall pay to the Agent in immediately available funds, for deposit in a deposit account established with Agent for the sole purpose of holding such funds, an amount equal to the Maximum Reimbursement Obligation, which shall be held in a Special Account. Borrower hereby grants to the Agent, for the benefit of the Lenders, a "Security Interest" in the Special Account and all funds held therein from time to time and all proceeds thereof, as security for the payment of all Obligations. Borrower will join with Agent in taking any action required by Agent in order to perfect the Security Interest and to protect the rights and priorities of the Lenders with respect to the Special Account.

               (b) Any interest earned on funds deposited in the Special Account shall be credited to the Special Account. Amounts on deposit in the Special Account may be applied by the Agent at any time or from time to time to Borrower's Obligation of Reimbursement or any other Obligations, in the Agent's sole discretion, and shall not be subject to withdrawal by Borrower so long as the Agent maintains a security interest therein. After the Maximum Reimbursement Obligation shall have been fully satisfied, the Agent shall transfer any remaining balance in the Special Account to Borrower.

        4.     Eurodollar Breakup Funds.
               ------------------------

               (a) Prior to the Effective Date, Borrower paid to Agent, for the benefit of the Lenders, the sum of Nine Thousand Four and 85/100 Dollars ($9,004.85) (the "Breakup Funds"), from which each Lender shall be compensated, upon written request by that Lender (which request shall set forth the basis for requesting such amounts) to the Agent, for all losses and expenses payable by Borrower pursuant to
        Section 5.5(b)(iii) of the Credit Agreement (the "Damages").

               (b) Each Lender shall submit to Agent a certificate as to any such Damages (including calculations, in reasonable detail, showing how that Lender computed such loss or expense). Such Damages may be computed as though that Lender acquired deposits in the London interbank market to fund that portion of the principal balance whether or not that Lender actually did so.

               (c) In the event that the Breakup Funds are insufficient to reimburse all Lenders for their Damages, within two (2) business days after written demand by the Agent (the "Demand Notice") Borrower shall remit to the Agent a sum equal to the excess of the aggregate Damages over the Breakup Funds, as provided in the Demand Notice.

               (d) A notice from any Lender to the Agent, on the one hand, or from the Agent to the Borrower, on the other, claiming compensation and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of error by the Lender. In determining any such amount, a Lender may use any reasonable averaging and attribution methods.

               (e) If after ninety (90) days from the Effective Date there remains a balance of the Breakup Funds that has not been claimed as Damages by any Lender, the Agent shall transfer any remaining balance in the Breakup Funds to Borrower, and Borrower shall have no further liability for any of Lender's Damages.

        5.     Conditions to Effectiveness. All agreements of Lenders herein are
               ---------------------------
        subject to and conditioned upon the Agent having received (or there shall have been satisfied or waived by Agent) on or before May 19, 2008 (the "Closing Date"), all of the following, each item to be delivered dated (unless otherwise indicated) as of the Closing Date, and each in form and substance satisfactory to each Lender:

               (a)    This Agreement duly executed by Borrower.

               (b) Counterpart copies of this Agreement duly executed by all of the Lenders.

               (c) Fund the Special Account in an amount equal to the Maximum Reimbursement Obligation.

               (d) The Outstanding Balance (less the Maximum Reimbursement Obligation) in immediately available funds.

               (e)    Certificate of the Secretary of  the  Borrower  certifying
                      (i) that the execution, delivery and performance of this Agreement has been duly approved by all necessary action of the Board of Directors of Borrower, and attaching true and correct copies of the applicable resolutions granting such approval, (ii) that attached to such certificate are true and correct copies of the articles of incorporation and bylaws of Borrower, together with such copies, and
                      (iii) the names of the officers of Borrower who are authorized to sign this Agreement, together with the true signatures of such officers.

               (f) All fees and expenses of Polsinelli Shalton Flanigan Suelthaus PC, counsel for the Agent ("PSFS"), relating to the preparation, negotiation, and execution of this Agreement, as well as any fees and expenses incurred by PSFS in connection with the Credit Agreement and any amendments (proposed or finalized) in connection therewith.

        6.     Obligations Following the Effective Date. Following the Effective
               ----------------------------------------
Date, Agent shall take such actions as are reasonably necessary to (a) terminate all outstanding UCC filings against Borrower and the Subsidiaries; and
(b) release and return all Collateral, except the Special Account, that is in the possession of Agent.

        7.     Miscellaneous. This Agreement shall be binding upon  Borrower and
               -------------
Lenders, and their respective heirs, personal representatives, successors and assigns. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of such counterparts, taken together, shall constitute one and the same agreement, even though all of the parties hereto may not have executed the same counterpart of this Agreement. If any provision of this Agreement shall be unlawful, then such provision shall be null and void, but the remainder of this Agreement shall remain in full force and effect and be binding on the parties. This Agreement contains all of the agreements of the parties relative to the subject matter of this Agreement. Any prior agreements or commitments of Lenders, whether oral or written, relating to the subject matter of this Agreement not expressly set forth herein or in the exhibits hereto (if any) are null and void and superseded in their entirety by the provisions hereof. This Agreement shall be binding upon the execution and delivery of this Agreement by the last party to sign.

        8.     Governing Law. This Agreement shall be governed by, and construed
               -------------
in accordance with, the internal laws of the State of Missouri.

        9.     No Oral Agreements. The  following  notice  is  given pursuant to
               ------------------
Section 432.047 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Agreement.

        ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

             [The balance of this page is intentionally left blank.]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

Address:                                  FIRST BANKS, INC.
600 James S. McDonnell Blvd.
Mail Code M1-199-014
Hazelwood, Missouri 63042
Attention:  Lisa K. Vansickle             By /s/ Lisa K. Vansickle
Telecopier:  (314) 592-6621                 ------------------------------------
                                          Its    Senior Vice President and
                                                 Chief Financial Officer
                                             -----------------------------------




































































                 (Signature Page to the Agreement Page 1 of 9)

Address:                                  WELLS FARGO BANK, NATIONAL
Correspondent Banking                       ASSOCIATION, as Agent
MAC N8200-098
9th Floor
666 Walnut Street
Des Moines, IA 50309-3907                 By /s/ Kelly Schuler
Attention:  Kelly Schuler                   ------------------------------------
Telecopier:  (515) 245-3304               Its    Vice President
                                            ------------------------------------








































































                 (Signature Page to the Agreement Page 2 of 9)

Address:                                  WELLS FARGO BANK, NATIONAL
Correspondent Banking                       ASSOCIATION, as Lender
MAC N8200-098
9th Floor
666 Walnut Street
Des Moines, IA  50309-3907                By /s/ Kelly Schuler
Attention:  Kelly Schuler                   ------------------------------------
Telecopier:  (515) 245-3304               Its    Vice President
                                             -----------------------------------








































































                 (Signature Page to the Agreement Page 3 of 9)

Address:                                  JP MORGAN CHASE BANK, N.A.,
Commercial Banking                          as Lender
JP Morgan Chase Bank, N.A.
111 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-4815
Attention:  Douglas A. Gallun             By  /s/ Douglas A. Gallun
Telecopier: (414) 977-6787                   -----------------------------------
                                             Its  Senior Vice President
                                                 -------------------------------









































































                (Signature Page to the Agreement Page 4 of 9)

Address:                                  LASALLE BANK NATIONAL
                                            ASSOCIATION, as Lender
Bank of America, IL4-135-05-30
135 S. LaSalle Street, Suite 530
Chicago, Illinois 60603
Attention: Matthew J. Doherty             By /s/ Matthew J. Doherty
Telecopier: (312) 904-2684                  ------------------------------------
                                            Its  Senior Vice President
                                               ---------------------------------









































































                  (Signature Page to the Agreement Page 5 of 9)

Address:                                  THE NORTHERN TRUST COMPANY,
50 South LaSalle Street, L-09             as Lender
Chicago, Illinois 60603
Attention: Lisa McDermott
Telecopier: (312) 444-4906
                                          By /s/ Lisa McDermott
                                            ------------------------------------
                                           Its   Vice President
                                              ----------------------------------









































































                  (Signature Page to the Agreement Page 6 of 9)

Address:                                  UNION BANK OF CALIFORNIA, N.A.,
445 South Figureroa Street                as Lender
Los Angeles, California 90071
Attention: Dennis A. Cattell
Telecopier: (213) 236-5548
                                          By /s/ Dennis A. Cattell
                                            ------------------------------------
                                           Its   Vice President
                                              ----------------------------------









































































                 (Signature Page to the Agreement Page 7 of 9)

Address:                                  FIFTH THIRD BANK (CHICAGO),
Financial Institutions Group              as Lender
222 South Riverside Plaza, 32nd Floor
Chicago, Illinois  60606
Attention:  Brian W. Riley
Telecopier: (312) 704-2482                By /s/ Brian W. Riley
                                            ------------------------------------
                                           Its   Vice President
                                              ----------------------------------








































































                 (Signature Page to the Agreement Page 8 of 9)

Address:                                 U.S. BANK NATIONAL ASSOCIATION,
Correspondent Banking                    as Lender
One U.S. Bank Plaza
Mailcode:  SL-MO-T11S
St. Louis, Missouri  63101
Attention:  Jaycee D. Greene             By /s/ Jaycee D. Green
Telecopier:  (314) 418-2173                ------------------------------------
                                          Its   Vice President
                                             ----------------------------------








































































                 (Signature Page to the Agreement Page 9 of 9)